UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06728

Name of Fund: BlackRock MuniYield Quality Fund II, Inc. (MQT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2012

Date of reporting period: 04/30/2012

Item 1 – Report to Stockholders

April 30, 2012

Annual Report

BlackRock MuniYield Fund, Inc. (MYD)
BlackRock MuniYield Quality Fund, Inc. (MQY)
BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	APRIL 30, 2012

Dear Shareholder

One year ago at this time, risk assets were in a broad retreat as political strife in Greece ignited fears about sovereign debt problems spreading across Europe and economic indicators signaled that the global recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. Early in August 2011, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became the dominant force in financial markets, driving asset prices up and down in lock step, in a risk on/risk off trading pattern. By the end of the third quarter in 2011, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October 2011 brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began making concerted efforts to stem the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving sentiment carried over into early 2012 as a number of factors elicited greater optimism. Sovereign debt problems in Europe became less pressing. Greece secured its second bailout package and completed the restructuring of its national debt. The European Central Bank gave financial markets a boost by providing additional liquidity through its long-term refinancing operations. The outlook for the global economy grew less dim as stronger data from the United States, particularly from the labor market, lifted sentiment. Hopes for additional monetary stimulus from the US Federal Reserve and strong corporate earnings pushed risk assets (including stocks, commodities and high yield bonds) higher through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The risk rally softened in late March, however, due to renewed fears about slowing growth in China and Europe’s debt troubles. Equity markets staggered downward in April as Spain’s financial situation became increasingly severe and elections in Greece and France added to uncertainty about the future of the euro zone. In the United States, disappointing jobs reports in April revealed that the recent acceleration in the labor market had been a short-lived surge. Overall, US economic data signaled that the pace of the recovery had slowed, but not to the extent that warranted additional monetary stimulus.

Thanks in large part to an exceptionally strong first quarter of 2012, equities and high yield bonds posted solid returns for the 6-month period ended April 30, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results; however, small-cap stocks finished in negative territory. International and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities, including corporate, government and municipal bonds, performed well despite recent yield volatility. US Treasury bonds finished strong, with an April rally erasing the effects of their broad sell-off during February and March. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain. Political uncertainty in Europe elevates concerns about additional flare ups in the debt crisis. Higher energy prices and slowing growth in China continue to pose risks for the global economy. Potential political leadership changes around the world create additional layers of uncertainty. But, we believe that with these challenges come opportu-nities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of April 30, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	12.77%	4.76%
US small cap equities (Russell 2000® Index)	11.02	(4.25)
International equities (MSCI Europe, Australasia, Far East Index)	2.44	(12.82)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(12.61)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.01	0.05
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	3.83	16.41
US investment grade bonds (Barclays US Aggregate Bond Index)	2.44	7.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.71	11.90
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.91	5.89

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended April 30, 2012

One year ago, the municipal bond market was steadily recovering from a difficult fourth quarter of 2010 that brought severe losses amid a steepening US Treasury yield curve and a flood of inflated headlines about municipal finance troubles. Retail investors had lost confidence in municipals and retreated from the market. Political uncertainty surrounding the midterm elections and tax policies exacerbated the situation. These conditions combined with seasonal illiquidity weakened willful market participation from the trading community. December 2010 brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the Build America Bond program was retired. This supply-demand imbalance led to wider quality spreads and higher yields for municipal bonds heading into 2011.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in the first half of 2011. From the middle of November 2010, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June 2011. However, weak demand was counterbalanced by lower supply in 2011. According to Thomson Reuters, new issuance was down 32% in 2011 as compared to the prior year. While these technical factors were improving, municipalities were struggling to balance their budgets, although the late-2010 predictions for widespread municipal defaults did not materialize. Other concerns that resonated at the beginning of the year, such as rising interest rates, weakening credits and higher rates of inflation, abated as these scenarios also did not come to fruition.

On August 5, 2011, Standard & Poor’s (“S&P”) downgraded the US government’s credit rating from AAA to AA+. While this led to the downgrade of approximately 11,000 municipal issues directly tied to the US debt rating, this represented a very small fraction of the municipal market and said nothing about the individual municipal credits themselves. In fact, demand for municipal bonds increased as severe volatility in US equities drove investors to more stable asset classes. The municipal market benefited from an exuberant Treasury market and continued muted new issuance. As supply remained constrained, demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history. The S&P Municipal Bond Index returned 10.62% in 2011, making municipal bonds a top-performing fixed income asset class for the year.

Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold. This theme remained intact for 2012. Overall, the municipal yield curve flattened during the period from April 30, 2011 to April 30, 2012. As measured by Thomson Municipal Market Data, yields declined by 133 basis points (“bps”) to 3.25% on AAA-rated 30-year municipal bonds and by 98 bps to 1.87% on 10-year bonds, while yields on 5-year issues fell 68 bps to 0.82%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 108 bps, and in the 2- to 10-year range, the spread tightened by 73 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country, while a small number of states continue to rely on a “kick-the-can” approach to close their budget shortfalls, with aggressive revenue projections and accounting gimmicks. It has been well over a year since the fiscal problems plaguing state and local governments first became highly publicized. Thus far, the prophecy of widespread defaults across the municipal market has not materialized. Year-to-date through the end of April, less than $470 million in par value of municipal bonds have defaulted for the first time. This represents only 0.0125% in total municipal bonds outstanding, as compared to 0.065% for the full year 2011. (Data provided by Bank of America.) BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

          Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2012

Fund Summary as of April 30, 2012	BlackRock MuniYield Fund, Inc.

Fund Overview

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2012, the Fund returned 26.06% based on market price and 24.76% based on net asset value (“NAV”). For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 25.51% based on market price and 23.04% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The primary factors contributing to positive performance during the period were the Fund’s duration positioning (preference for securities with a higher sensitivity to interest rate movements) and yield curve-flattening bias. The Fund has consistently emphasized longer-dated securities in order to benefit from long-term rates declining faster than short-term rates, a scenario that occurred during the period. In addition, sector concentrations in health and transportation proved beneficial, as did the avoidance of pre-refunded and escrowed issues, which underperformed the broader market. The Fund’s holdings generated a high distribution yield, which in the aggregate, had a meaningful impact on returns. Detracting from performance was the Fund’s long-standing focus on corporate-related debt, which modestly underperformed the market during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of April 30, 2012 ($15.49)[1]	6.47%
Tax Equivalent Yield[2]	9.95%
Current Monthly Distribution per Common Share[3]	$0.0835
Current Annualized Distribution per Common Share[3]	$1.002
Economic Leverage as of April 30, 2012[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/12	4/30/11	Change	High	Low
Market Price	$15.49	$13.17	17.62%	$15.98	$12.73
Net Asset Value	$15.19	$13.05	16.40%	$15.20	$13.05

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	4/30/12	4/30/11
Health	22%	23%
Transportation	19	15
State	14	13
Utilities	11	10
Corporate	11	15
Education	11	9
County/City/Special District/School District	9	9
Tobacco	2	1
Housing	1	5

Credit Quality Allocations[5]
	4/30/12	4/30/11
AAA/Aaa	9%	13%
AA/Aa	40	36
A	27	22
BBB/Baa	10	12
BB/Ba	2	2
B	3	3
CCC/Caa	1	2
CC/Ca	—	1
Not Rated[6]	8	9

[5]	Using the higher of Standard and Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2012 and April 30, 2011, the market value of these securities was $3,159,009 and $3,786,237, each representing less than 1%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	APRIL 30, 2012	5

Fund Summary as of April 30, 2012	BlackRock MuniYield Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2012, the Fund returned 29.85% based on market price and 25.78% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 25.51% based on market price and 23.04% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The largest drivers of Fund performance during the period were the decline in interest rates (bond prices rise when interest rates fall), the flattening of the yield curve (long-term interest rates fell more than short and intermediate rates) and tightening of credit spreads. The Fund’s exposure to zero-coupon bonds and the health sector contributed positively to performance as these bonds derived the greatest benefit from the declining interest rates and spread tightening during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of April 30, 2012 ($16.05)[1]	5.98%
Tax Equivalent Yield[2]	9.20%
Current Monthly Distribution per Common Share[3]	$0.080
Current Annualized Distribution per Common Share[3]	$0.960
Economic Leverage as of April 30, 2012[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/12	4/30/11	Change	High	Low
Market Price	$16.05	$13.15	22.05%	$16.88	$12.76
Net Asset Value	$16.22	$13.72	18.22%	$16.28	$13.72

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	4/30/12	4/30/11
County/City/Special District/School District	24%	25%
State	19	15
Transportation	18	22
Utilities	16	17
Health	11	9
Education	6	4
Housing	4	3
Corporate	2	3
Tobacco	—	2

Credit Quality Allocations[5]
	4/30/12	4/30/11
AAA/Aaa	11%	12%
AA/Aa	64	59
A	20	23
BBB/Baa	5	6

[5]	Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	APRIL 30, 2012

Fund Summary as of April 30, 2012	BlackRock MuniYield Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2012, the Fund returned 28.04% based on market price and 26.85% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 25.51% based on market price and 23.04% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The largest drivers of Fund performance during the period were the decline in interest rates (bond prices rise when interest rates fall), the flattening of the yield curve (long-term interest rates fell more than short and intermediate rates) and tightening of credit spreads. The Fund’s exposure to zero-coupon bonds and the health sector contributed positively to performance as these bonds derived the greatest benefit from the declining interest rates and spread tightening during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of April 30, 2012 ($13.93)[1]	5.99%
Tax Equivalent Yield[2]	9.22%
Current Monthly Distribution per Common Share[3]	$0.0695
Current Annualized Distribution per Common Share[3]	$0.8340
Economic Leverage as of April 30, 2012[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/12	4/30/11	Change	High	Low
Market Price	$13.93	$11.59	20.19%	$14.59	$11.05
Net Asset Value	$14.11	$11.85	19.07%	$14.15	$11.85

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	4/30/12	4/30/11
County/City/Special District/School District	28%	29%
Transportation	20	22
State	18	17
Utilities	11	13
Health	10	8
Housing	6	7
Education	6	3
Corporate	1	1

Credit Quality Allocations[5]
	4/30/12	4/30/11
AAA/Aaa	12%	9%
AA/Aa	67	68
A	11	19
BBB/Baa	10	4

[5]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	APRIL 30, 2012	7

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and previously issued and had outstanding Auction Market Preferred Shares (“AMPS”) (VRDP Shares, VMTP Shares and as applicable AMPS, are collectively referred to as “Preferred Shares”). Preferred shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares and/or debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares and borrowings discussed above.

The Funds may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less the sum of its accrued liabilities). In addition, each Fund voluntarily limits its economic leverage to 50% of its total managed assets and 45% for Funds with VRDP Shares or VMTP Shares. As of April 30, 2012, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MYD	38%
MQY	37%
MQT	37%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.7%
County of Jefferson Alabama, RB, Series A, 5.50%, 1/01/22	$5,250	$5,222,385
Alaska — 1.0%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	2,500	2,473,200
5.00%, 6/01/46	6,450	4,883,037
		7,356,237
Arizona — 5.9%
Maricopa County IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	3,300	2,274,855
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT:
6.25%, 6/01/19	3,000	2,720,670
6.30%, 4/01/23	5,090	4,462,199
Pima County IDA, IDRB, Tucson Electric Power Co., Series A, 6.38%, 9/01/29	3,000	3,075,030
Pima County IDA Arizona, Prerefunded ERB, Prerefunded, Arizona Charter Schools II, Series A, 6.75%, 7/01/31	245	247,717
Pima County IDA Arizona, Unrefunded ERB, Unrefunded, Arizona Charter Schools II, Series A, 6.75%, 7/01/31	475	475,095
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	7,507,513
5.00%, 12/01/37	14,190	14,395,045
Vistancia Community Facilities District Arizona, GO, 5.75%, 7/15/24	2,125	2,258,833
Yavapai County IDA Arizona, RB, Yavapai Regional Medical Center, Series A, 6.00%, 8/01/33	3,900	3,956,862
		41,373,819

Municipal Bonds	Par (000)	Value
California — 10.2%
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	$3,155	$3,655,446
St. Joseph Health System, Series A, 5.75%, 7/01/39	4,425	5,009,277
Sutter Health, Series B, 6.00%, 8/15/42	6,465	7,578,467
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	2,385	2,785,203
California Statewide Communities Development Authority, RB:
John Muir Health, 5.13%, 7/01/39	4,375	4,581,631
Kaiser Permanente, Series A, 5.00%, 4/01/42	4,455	4,752,728
City of Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/40	1,605	1,768,405
City of Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	11,970	13,000,258
State of California, GO:
(AMBAC), 5.00%, 4/01/31	10	10,429
Various Purpose, 6.00%, 3/01/33	5,085	6,049,167
Various Purpose, 6.50%, 4/01/33	14,075	17,151,795
Various Purpose, 5.00%, 10/01/41	5,190	5,526,727
		71,869,533
Colorado — 2.4%
City & County of Denver Colorado, RB, Series D, AMT (AMBAC), 7.75%, 11/15/13	2,785	2,945,305
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series D-2, AMT, 6.90%, 4/01/29	105	110,192
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment:
8.00%, 12/01/25	6,850	7,075,707
Subordinate, 8.13%, 12/01/25	1,885	1,846,075

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GAB	Grant Anticipation Bonds
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
LOC	Letter of Credit
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Radian	Radian Financial Guaranty
RB	Revenue Bonds
S/F	Single-Family
SO	Special Obligation
Syncora	Syncora Guaranteed

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	9

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Colorado (concluded)
University of Colorado, RB, Series A:
5.25%, 6/01/30	$2,250	$2,675,205
5.38%, 6/01/32	1,250	1,489,175
5.38%, 6/01/38	830	953,828
		17,095,487
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, 5.00%, 11/15/40	2,770	2,980,493
Wesleyan University, 5.00%, 7/01/35	2,225	2,475,290
Wesleyan University, 5.00%, 7/01/39	5,000	5,502,550
		10,958,333
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	2,305	2,495,900
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	8,275	8,543,193
		11,039,093
District of Columbia — 2.8%
District of Columbia, Tax Allocation Bonds, City Market of Street Project, 5.13%, 6/01/41	4,440	4,626,746
Metropolitan Washington Airports Authority, RB:
CAB, Second Senior Lien, Series B (AGC), 7.00%, 10/01/31 (a)	8,350	3,000,740
CAB, Second Senior Lien, Series B (AGC), 7.03%, 10/01/32 (a)	15,000	5,063,250
CAB, Second Senior Lien, Series B (AGC), 7.05%, 10/01/33 (a)	13,410	4,266,257
First Senior Lien, Series A, 5.25%, 10/01/44	2,425	2,609,809
		19,566,802
Florida — 7.1%
Broward County Water & Sewer Utility Revenue, RB, Series A, 5.25%, 10/01/34	2,155	2,444,244
City of Clearwater Florida, RB, Series A, 5.25%, 12/01/39	6,900	7,703,091
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	8,320,349
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	2,500	2,518,050
Hillsborough County IDA, RB, National Gypsum Co., AMT:
Series A, 7.13%, 4/01/30	11,500	11,390,175
Series B, 7.13%, 4/01/30	5,000	4,949,250
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	4,615	5,349,569
Midtown Miami Community Development District, Special Assessment Bonds, Series B, 6.50%, 5/01/37	5,080	5,147,259
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (b)(c)	4,620	1,795,979
		49,617,966

Municipal Bonds	Par (000)	Value
Georgia — 1.3%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	$1,700	$1,838,295
Metropolitan Atlanta Rapid Transit Authority, RB, Third Series, 5.00%, 7/01/39	6,945	7,535,950
		9,374,245
Hawaii — 0.4%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	2,760	3,044,777
Idaho — 1.4%
Power County Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	10,000	10,012,600
Illinois — 10.4%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	880,890
Chicago Board of Education Illinois, GO, Series A:
5.50%, 12/01/39	4,280	4,837,813
5.00%, 12/01/41	1,410	1,516,652
City of Chicago Illinois, RB, Series A, 5.25%, 1/01/38	1,660	1,847,480
City of Chicago Illinois, RB, O’Hare International Airport, General Third Lien:
Series A, 5.63%, 1/01/35	4,200	4,804,758
Series A, 5.75%, 1/01/39	3,500	4,008,235
Series C, 6.50%, 1/01/41	11,920	14,296,967
City of Chicago Illinois Transit Authority, RB, 5.25%, 12/01/40	2,130	2,361,680
Illinois Finance Authority, RB, Navistar International, Recovery Zone, 6.50%, 10/15/40	3,130	3,386,597
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37 (d)	1,970	2,141,252
Ascension Health, Series A, 5.00%, 11/15/42 (d)	3,575	3,865,040
Central Dupage Health, Series B, 5.50%, 11/01/39	3,235	3,540,255
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	875	789,670
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 6.25%, 6/15/46 (a)	11,405	1,808,491
CAB, Series B (AGM), 6.25%, 6/15/47 (a)	27,225	4,048,630
Series B (AGM), 5.00%, 6/15/50	6,405	6,671,512
Series B-2, 5.00%, 6/15/50	5,085	5,294,807
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,730	3,119,762
6.00%, 6/01/28	2,335	2,649,665
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,275	1,402,755
		73,272,911
Indiana — 2.2%
Indiana Finance Authority, RB:
Sisters of St. Francis Health, 5.25%, 11/01/39	1,690	1,817,832
Waste Water Utility, First Lien, CWA Authority, Series A, 5.25%, 10/01/38	3,200	3,567,104
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	6,645	7,357,676
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,230	2,554,643
		15,297,255

See Notes to Financial Statements.

10	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Iowa — 0.7%
Iowa Student Loan Liquidity Corp., RB, Senior Series A-1, AMT, 5.15%, 12/01/22	$4,165	$4,633,021
Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.75%, 11/15/38	4,380	5,009,494
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	3,365	3,585,172
		8,594,666
Louisiana — 3.7%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	1,610	1,769,921
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	9,000	9,908,820
New Orleans Aviation Board, Refunding RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	1,260	1,345,907
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	13,000	13,016,640
		26,041,288
Maine — 0.8%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	3,140	3,321,838
Maine State Turnpike Authority, RB, Series A, 5.00%, 7/01/42	1,790	1,998,499
		5,320,337
Maryland — 1.7%
County of Prince George’s Maryland, SO, National Harbor Project, 5.20%, 7/01/34	1,500	1,468,965
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	880	933,319
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,690	1,768,957
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Ascension Health, Series B, 5.00%, 11/15/51 (d)	6,690	7,221,721
Maryland Industrial Development Financing Authority, RB, Our Lady Of Good Counsel School, Series A, 6.00%, 5/01/35	500	509,875
		11,902,837
Massachusetts — 2.2%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 7/01/29	3,250	4,169,685
Massachusetts Development Finance Agency, RB:
Seven Hills Foundation & Affiliates (Radian), 5.00%, 9/01/35	3,500	3,211,040
Wellsley College, Series J, 5.00%, 7/01/42	3,680	4,158,841
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	3,640	3,881,114
		15,420,680

Municipal Bonds	Par (000)	Value
Michigan — 4.1%
City of Detroit Michigan, Senior Lien, RB:
Series A, 5.25%, 7/01/41	$6,250	$6,372,563
Series B (AGM), 7.50%, 7/01/33	1,835	2,299,365
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,795	3,022,904
Michigan State Hospital Finance Authority, Refunding RB, Hospital, Henry Ford Health, 5.75%, 11/15/39	6,085	6,672,689
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
8.00%, 9/01/29	2,000	2,539,920
8.25%, 9/01/39	6,365	8,094,243
		29,001,684
Minnesota — 2.9%
City of Eden Prairie Minnesota, RB, Rolling Hills Project, Series A (Ginnie Mae):
6.00%, 8/20/21	420	441,966
6.20%, 2/20/43	2,000	2,102,540
City of Minneapolis Minnesota, HRB, Gaar Scott Loft Project, Mandatory Put Bonds, AMT, 5.95%, 5/01/30 (e)	835	836,829
Tobacco Securitization Authority Minnesota, Refunding RB, Tobacco Settlement, Series B:
5.25%, 3/01/25	9,110	10,260,137
5.25%, 3/01/31	6,215	6,836,003
		20,477,475
Mississippi — 0.0%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	280	311,590
Nebraska — 0.7%
Central Plains Energy Project, RB, Gas Project, Project #3:
5.25%, 9/01/37	1,670	1,736,132
5.00%, 9/01/42	2,925	2,934,184
		4,670,316
New Jersey — 6.8%
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 6.25%, 9/15/19	3,905	3,914,372
Continental Airlines, Inc. Project, AMT, 6.25%, 9/15/29	11,000	11,026,400
First Mortgage, Lions Gate Project, Series A, 5.75%, 1/01/25	710	699,904
First Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	230	218,923
First Mortgage, Presbyterian Homes, Series A, 6.38%, 11/01/31	3,000	2,800,620
Kapkowski Road Landfill Project, Series 1998B- MB, AMT, 6.50%, 4/01/31	2,500	2,834,500
Motor Vehicle Surcharge, Series A (NPFGC), 5.00%, 7/01/29	10,000	10,678,700
New Jersey EDA, Refunding RB:
5.00%, 6/15/23	945	1,059,544
5.00%, 6/15/25	1,035	1,131,431

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	11

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Health Care Facilities Financing Authority,
RB, Pascack Valley Hospital Association (b)(c):
6.00%, 7/01/13	$1,335	$13
6.63%, 7/01/36	1,835	18
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AMBAC), 5.05%, 12/15/35 (a)	13,110	3,799,147
Series A, 5.50%, 6/15/41	3,630	4,137,982
Series B, 5.25%, 6/15/36	4,990	5,575,926
		47,877,480
New York — 4.3%
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	2,100	2,142,525
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	4,910	5,428,692
Transportation, Series D, 5.25%, 11/15/40	2,465	2,697,228
New York City Industrial Development Agency, RB, British Airways Plc Project, AMT, 7.63%, 12/01/32	1,250	1,290,625
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	2,480	2,761,058
Oneida County Industrial Development Agency, RB, Hamilton College Civic Facility, Series 2002, 5.00%, 9/15/26	1,990	2,246,770
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	2,625	2,939,449
6.00%, 12/01/42	1,485	1,645,915
Triborough Bridge & Tunnel Authority, RB, Subordinate Bonds, 5.25%, 11/15/30	5,000	5,271,100
Westchester County Industrial Development Agency New York, MRB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	3,450	3,467,905
		29,891,267
North Carolina — 1.2%
North Carolina HFA, RB:
Home Ownership, Series 8A, AMT, 6.20%, 7/01/16	45	45,101
S/F, Series II (FHA), 6.20%, 3/01/16	235	235,806
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	2,805	3,017,703
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Presbyterian Homes, 5.40%, 10/01/27	5,000	5,013,400
		8,312,010
Ohio — 0.6%
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.00%, 5/01/39	2,840	2,994,212
Toledo-Lucas County Port Authority, RB, St. Mary Woods Project, Series A:
6.00%, 5/15/24	750	359,902
6.00%, 5/15/34	2,250	1,074,240
		4,428,354

Municipal Bonds	Par (000)	Value
Oregon — 0.2%
City of Tigard Washington County Oregon, Refunding RB, Water System (d):
5.00%, 8/01/37	$510	$569,808
5.00%, 8/01/42	595	663,157
		1,232,965
Pennsylvania — 1.9%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	4,150	3,458,818
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	3,805	4,151,407
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	5,270	4,784,053
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17 (e)	1,265	1,266,607
		13,660,885
Puerto Rico — 3.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
5.13%, 7/01/37	695	693,485
5.25%, 7/01/42	1,165	1,161,412
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series C, 6.25%, 8/01/39 (a)	22,915	5,073,152
First Sub-Series A, 6.50%, 8/01/44	10,120	11,865,194
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, First Sub-Series C, 6.58%, 8/01/38 (a)	23,695	5,070,493
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (AMBAC), 6.41%, 8/01/47 (a)	14,900	1,951,602
		25,815,338
Rhode Island — 0.5%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	4,240	3,521,617
South Carolina — 2.2%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,695	7,351,244
South Carolina State Public Service Authority, RB:
Santee Cooper Project, Series C, 5.00%, 12/01/36	3,125	3,471,594
Series D, 5.00%, 12/01/43	4,265	4,664,161
		15,486,999
Tennessee — 0.5%
Hardeman County Correctional Facilities Corp. Tennessee, RB, 7.75%, 8/01/17	2,870	2,869,570
Rutherford County Health & Educational Facilities Board, Refunding RB, Ascension Health, Series C, 5.00%, 11/15/47 (d)	430	464,176
		3,333,746
Texas — 14.3%
Central Texas Regional Mobility Authority, RB, Senior Lien, 6.25%, 1/01/46	4,365	4,812,456
City of Dallas Texas, Refunding RB, Waterworks & Sewer System, 5.00%, 10/01/35	3,060	3,444,397

See Notes to Financial Statements.

12	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
City of Houston Texas, RB, Special Facilities, Continental Airlines, Series E, AMT:
7.38%, 7/01/22	$3,500	$3,526,705
7.00%, 7/01/29	3,000	3,014,070
City of Houston Texas, Refunding RB, Senior Lien, Series A, 5.50%, 7/01/39	3,100	3,421,284
Gulf Coast IDA, RB, Citgo Petroleum Corp. Project, Mandatory Put Bonds, AMT, 7.50%, 5/01/25 (e)	3,900	3,939,351
Houston Industrial Development Corp., RB, Senior, Air Cargo, AMT, 6.38%, 1/01/23	1,485	1,483,693
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., Series A, 6.38%, 8/15/44	1,000	1,121,970
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	4,320	4,931,755
North Texas Tollway Authority, RB:
CAB, Special Projects System, Series B, 7.55%, 9/01/37 (a)	4,110	988,619
Toll, 2nd Tier, Series F, 6.13%, 1/01/31	12,140	13,359,585
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/25	6,365	7,130,455
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	8,730	10,155,260
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,655	7,632,553
Texas State Public Finance Authority, Refunding ERB, KIPP, Inc., Series A (ACA), 5.00%, 2/15/36	1,000	1,009,300
Texas State Turnpike Authority, RB (AMBAC):
CAB, 6.06%, 8/15/35 (a)	15,000	3,728,700
First Tier, Series A, 5.50%, 8/15/39	13,210	13,266,539
University of Texas System, Refunding RB, Financing System:
Series A, 5.00%, 8/15/22	5,000	6,393,100
Series B, 5.00%, 8/15/43	6,240	7,129,699
		100,489,491
Virginia — 2.0%
James City County EDA, RB, First Mortgage, Williamsburg Lodge, Series A:
5.35%, 9/01/26	1,500	1,417,890
5.50%, 9/01/34	2,000	1,809,380
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OPCP LLC Project:
5.25%, 1/01/32	3,270	3,357,930
6.00%, 1/01/37	3,715	4,035,828
5.50%, 1/01/42	2,335	2,402,248
Winchester IDA Virginia, RB, Westminster-Canterbury, Series A, 5.20%, 1/01/27	1,000	1,023,370
		14,046,646

Municipal Bonds	Par (000)	Value
Washington — 1.0%
Vancouver Housing Authority Washington, HRB, Teal Pointe Apartments Project, AMT:
6.00%, 9/01/22	$945	$941,314
6.20%, 9/01/32	1,250	1,194,325
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 11/15/41	4,045	5,153,856
		7,289,495
Wisconsin — 3.3%
City of Milwaukee Wisconsin, RB, Senior, Air Cargo, AMT, 6.50%, 1/01/25	595	594,881
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,300	17,309,292
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	4,970	5,412,181
		23,316,354
Wyoming — 1.1%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	6,195	6,967,083
Wyoming Municipal Power Agency, RB, Series A, 5.00%, 1/01/42	595	630,569
		7,597,652
Total Municipal Bonds — 110.6%		777,775,636

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Alabama — 0.7%
Alabama Special Care Facilities Financing Authority- Birmingham, Refunding RB, Ascension Health Senior Credit, Series C-2, 5.00%, 11/15/36	4,538	4,744,098
Arizona — 0.7%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	4,909	5,324,240
California — 6.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	6,581	7,377,812
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39	5,310	6,024,567
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	4,650	5,221,764
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	2,154	2,471,913
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	19,080	21,073,479
University of California, RB, Limited Project, Series B, 4.75%, 5/15/38	4,429	4,528,873
		46,698,408

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	13

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	$7,490	$7,848,172
Series C-7, 5.00%, 9/01/36	4,800	5,038,224
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34	4,299	4,810,859
		17,697,255
Connecticut — 2.9%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,130	10,368,393
Series X-3, 4.85%, 7/01/37	9,270	10,277,000
		20,645,393
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	11,448	12,585,737
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	6,398	6,954,019
Massachusetts — 1.5%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	9,200	10,310,808
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	4,048	4,652,802
New York — 10.0%
Hudson New York Yards Infrastructure Corp., RB, 5.75%, 2/15/47	3,260	3,678,814
New York City Municipal Water Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	3,194	3,650,104
New York City Transitional Finance Authority, RB, Future Tax Secured Revenue, Sub-Series E-1, 5.00%, 2/01/42	4,979	5,530,431
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	21,630	24,304,549
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	13,080	14,847,239
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	16,723	18,126,784
		70,137,921
North Carolina — 3.4%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	18,897	20,236,372
Wake Forest University, 5.00%, 1/01/38	3,120	3,403,826
		23,640,198
Ohio — 4.4%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	27,896	30,751,083

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
South Carolina — 2.7%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	$7,795	$8,635,691
5.25%, 12/01/29	6,920	7,653,935
5.25%, 12/01/30	2,510	2,774,378
		19,064,004
Tennessee — 1.7%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	11,240	11,892,707
Texas — 1.1%
Harris County Metropolitan Transit Authority, RB, Series A, 5.00%, 11/01/41	6,920	7,635,251
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,303	7,827,502
Virginia — 3.6%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	6,266	7,000,649
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,618	11,711,644
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,552,104
		25,264,397
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	5,384	6,051,602
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39	11,458	12,452,304
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.0%		344,329,729
Total Long-Term Investments (Cost — $1,038,871,666) — 159.6%		1,122,105,365

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.09% (g)(h)	152,651	152,651

See Notes to Financial Statements.

14	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value
Washington Health Care Facilities Authority, RB, Multicare Health System, Series D (Barclays Bank Plc LOC), 0.25%, 5/07/12 (i)	$7,900	$7,900,000
Total Short-Term Securities
(Cost — $8,052,651) — 1.1%		8,052,651
Total Investments (Cost — $1,046,924,317) — 160.7%		1,130,158,016
Other Assets Less Liabilities — 0.4%		3,022,971
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.4)%		(178,491,099)
VRDP Shares, at Liquidation Value — (35.7)%		(251,400,000)
Net Assets Applicable to Common Shares — 100.0%		$703,289,888

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Wells Fargo	$1,232,965	$14,577
Morgan Stanley Co., Inc.	$13,692,189	$126,812

(e)	Variable rate security. Rate shown is as of report date.

(f)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
FFI Institutional Tax-Exempt Fund	16,277,332	(16,124,681)	152,651	$3,384

(h)	Represents the current yield as of report date.

(i)	Variable rate security. Rate shown is as of report date and maturity shown is the date principal owed can be recovered through demand.

•	Financial futures contracts sold as of April 30,2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
608	10-Year US Treasury Note	Chicago Board of Trade	June 2012	$80,427,000	$(1,002,968)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,122,105,365	—	$1,122,105,365
Short-Term Securities	$152,651	7,900,000	—	8,052,651
Total	$152,651	$1,130,005,365	—	$1,130,158,016

[1]	See above Schedule of Investments for value in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(1,002,968)	—	—	$(1,002,968)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	15

Schedule of Investments April 30, 2012	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.1%
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	$3,000	$2,775,750
University of Alabama, RB, Series A (NPFGC), 5.00%, 7/01/34	7,125	7,594,395
		10,370,145
Alaska — 1.5%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	600	622,434
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,572,774
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/32	4,425	5,172,471
		7,367,679
Arizona — 0.8%
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,600	1,693,056
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,850	2,063,804
5.25%, 10/01/28	250	281,143
		4,038,003
California — 17.2%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25 (a)	4,150	4,111,488
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (b):
5.18%, 8/01/37	3,250	806,488
4.87%, 8/01/38	7,405	1,731,733
California Health Facilities Financing Authority, Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	775	877,331
Sutter Health, Series B, 5.88%, 8/15/31	1,500	1,782,900
California State Public Works Lease, 5.00%, 4/01/37	500	524,295
California State University, RB, Systemwide, Series A (NPFGC), 5.00%, 11/01/35	1,680	1,735,793
California Statewide Communities Development Authority, RB, 5.00%, 4/01/42	2,000	2,133,660
Carlsbad Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (a)	5,000	3,730,200
City of San Jose California, RB, Series A-1, AMT, 5.75%, 3/01/34	1,150	1,275,005
City of San Jose California, Refunding RB, Series A, AMT (AMBAC), 5.50%, 3/01/32	5,100	5,380,296
Coast Community College District California, GO, Refunding, Election of 2002, Series C (AGM), 0.00%, 8/01/13 (a)	2,800	2,675,148
El Monte Union High School District California, GO, Election of 2002, Series C (AGM), 5.25%, 6/01/28	6,110	6,821,876
Grossmont Union High School District, 5.41%, 8/01/31 (b)	5,000	1,864,450
Grossmont-Cuyamaca Community College District California, GO, Refunding, CAB, Election of 2002, Series C (AGC), 5.80%, 8/01/30 (b)	10,030	4,010,997

Municipal Bonds	Par (000)	Value
California (concluded)
Hartnell Community College District California, GO, Election of 2002, Series D, 0.00%, 8/01/34 (a)	$4,125	$2,738,587
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	770	864,679
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC) (c):
5.00%, 10/01/13	3,465	3,696,012
5.00%, 10/01/13	2,035	2,170,673
Orange County Sanitation District, COP, Series B (AGM):
5.00%, 2/01/30	3,500	3,893,155
5.00%, 2/01/31	1,200	1,333,596
Poway Unified School District, GO, CAB, School Facilities Improvement, Election of 2007-1, 6.27%, 8/01/36 (b)	5,000	1,409,350
San Bernardino Community College District California, GO, CAB, Election of 2008, Series B, 0.00%, 8/01/34 (a)	10,000	7,571,700
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	3,000	3,229,950
San Diego Unified School District California, GO, CAB (b):
Election of 2008, Series C, 6.84%, 7/01/38	2,200	545,556
Series R-1, 5.08%, 7/01/31	1,725	661,382
San Joaquin County Transportation Authority, RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	900	1,079,541
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/29	2,825	3,038,881
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	900	988,695
5.00%, 8/01/38	760	824,372
State of California, GO:
5.13%, 6/01/27	30	30,096
5.50%, 4/01/28	5	5,308
Various Purpose, 5.50%, 3/01/40	2,000	2,219,860
Various Purpose, 5.00%, 10/01/41	1,300	1,384,344
Tamalpais Union High School District, GO, Election of 2001 (AGM), 5.00%, 8/01/13 (c)	1,950	2,064,582
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/30	1,825	2,014,143
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 6.55%, 8/01/36 (b)	15,000	4,139,100
		85,365,222
Colorado — 0.8%
Colorado Health Facilities Authority, RB, Covenant Retirement Communities, Series A (Radian), 5.50%, 12/01/27	1,600	1,610,560
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	1,885	2,096,893
		3,707,453

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida — 11.3%
City of Jacksonville, Refunding RB, Series A, 5.00%, 10/01/30	$380	$421,686
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	6,650	7,017,811
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,700	1,819,816
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 7/01/28	3,300	3,929,409
County of Miami-Dade Florida, RB:
Series A, 5.50%, 10/01/36	6,490	7,188,454
Water and Sewer System (AGM), 5.00%, 10/01/39	4,000	4,331,000
County of Miami-Dade Florida, Refunding RB, AMT (AGC), 5.00%, 10/01/40	8,200	8,383,106
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	1,395	1,554,002
5.38%, 10/01/29	1,900	2,119,089
Florida State Department of Environmental Protection, RB, Series B (NPFGC), 5.00%, 7/01/27	1,350	1,486,512
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,250	1,435,900
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	2,700	2,862,756
Lee County, Refunding RB, Series A, AMT, 5.63%, 10/01/26	1,280	1,422,170
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	3,550	3,924,489
(NPFGC), 5.00%, 8/01/31	5,000	5,253,350
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	375	402,720
South Florida Water Management District, COP:
(AGC), 5.00%, 10/01/22	700	802,277
(AMBAC), 5.00%, 10/01/36	1,500	1,575,045
		55,929,592
Georgia — 0.8%
Burke County Development Authority, RB, Oglethorpe Power, Vogtle Project, Series C, 5.70%, 1/01/43	3,150	3,383,005
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	675	741,056
		4,124,061
Illinois — 19.5%
Chicago Board of Education Illinois, GO, Series A, 5.50%, 12/01/39	3,180	3,594,449
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT:
6.00%, 1/01/29	3,300	3,511,068
(AGM), 5.75%, 1/01/24	4,000	4,222,560
City of Chicago Illinois, Board of Education, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,000	2,416,280
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC), 5.91%, 1/01/31 (b)	13,000	5,132,920
City of Chicago Illinois, Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	750	822,675

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, RB:
O’Hare International Airport, General, Third Lien, Series A, 5.75%, 1/01/39	$5,500	$6,298,655
Series B-2 AMT (AGM), 5.75%, 1/01/23	3,400	3,589,176
Waterworks Revenue, Second Lien, Series A (AMBAC), 5.00%, 11/01/36	1,500	1,569,420
City of Chicago Illinois, Refunding ARB, General, Third Lien, Series A-2, AMT (AGM), 5.75%, 1/01/21	2,665	2,821,409
City of Chicago Illinois, Refunding GARB, Third Lien, Series A, AMT (NPFGC):
5.75%, 1/01/21	5,500	5,516,885
5.38%, 1/01/32	5,000	5,006,000
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	840	935,634
County of Cook Illinois, GO, Capital Improvement, Series C (AMBAC), 5.50%, 11/15/12 (c)	5,080	5,225,390
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	850	918,493
Illinois HDA, RB, Housing Bonds, Liberty Arms Senior Apartments, Series D, AMT (AMBAC), 4.88%, 7/01/47	2,800	2,801,036
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	26,525	29,071,665
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 5.83%, 6/15/30 (b)	15,000	6,248,850
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 6.25%, 6/15/44 (b)	4,625	822,094
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	900	1,021,284
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	3,200	4,072,416
State of Illinois, GO:
5.00%, 3/01/36	475	499,467
5.00%, 3/01/37	190	199,321
		96,317,147
Indiana — 1.5%
Indiana Finance Authority, RB, First Lien, CWA Authority, Series A, 5.25%, 10/01/38	1,400	1,560,608
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	1,150	1,220,104
Series B, 5.75%, 1/01/34	550	584,711
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	1,300	1,457,794
(AGC), 5.25%, 1/01/29	2,350	2,614,774
		7,437,991
Iowa — 3.6%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	7,700	8,443,281
Iowa Student Loan Liquidity Corp., RB, Senior, Series A-2, AMT:
5.60%, 12/01/26	2,360	2,600,602
5.70%, 12/01/27	2,360	2,601,168
5.80%, 12/01/29	1,595	1,752,953
5.85%, 12/01/30	2,150	2,358,099
		17,756,103

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	17

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana — 0.8%
Jefferson Parish Hospital Service District No. 1, Refunding RB, Jefferson Medical Center, Series A, 6.00%, 1/01/39	$900	$1,015,947
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,800	2,101,140
Parish of Saint John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	1,000	1,036,180
		4,153,267
Massachusetts — 2.7%
Massachusetts HFA, RB, AMT:
Rental Mortgage, Series C (AGM), 5.60%, 1/01/45	4,000	4,005,320
S/F, Series 124, 5.00%, 12/01/31	2,770	2,820,802
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	3,000	3,156,690
5.35%, 12/01/42	1,525	1,608,494
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	1,800	2,003,994
		13,595,300
Michigan — 10.6%
City of Detroit Michigan, Refunding RB:
Second Lien, Series E (BHAC), 5.75%, 7/01/31	8,300	9,357,171
Series D (NPFGC), 5.00%, 7/01/28	3,500	3,540,425
Series D (NPFGC), 5.00%, 7/01/33	1,000	1,002,170
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	445	481,014
Lansing Board of Water & Light Utilities, RB, Series A, 5.50%, 7/01/41	2,500	2,889,175
Michigan Higher Education Student Loan Authority, Refunding RB, Student Loan, Series XVII-G, AMT (AMBAC), 5.20%, 9/01/20	2,140	2,150,743
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,349,988
Series I-A, 5.38%, 10/15/41	1,000	1,119,080
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,775,995
Michigan State Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	8,100	8,712,684
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	1,455	1,535,490
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, AMT (Syncora):
Series A, 5.50%, 6/01/30	1,700	1,722,287
Series C, 5.45%, 12/15/32	5,800	5,827,260
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	3,510	4,463,597
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/26	3,350	3,696,792
		52,623,871
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,700	3,176,793
Mississippi — 0.2%
Medical Center Educational Building Corporation Project, RB, Series A, University of Mississippi Medical Center Facilities, Expansion & Renovation Project, Series A, 5.00%, 6/01/41	1,000	1,093,590

Municipal Bonds	Par (000)	Value
Nebraska — 0.2%
Central Plains Energy Project, RB, Gas Project No. 3, 5.25%, 9/01/37	$1,000	$1,039,600
Nevada — 3.1%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/33	2,900	2,974,240
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,150	1,332,172
County of Clark Nevada, RB, Subordinate Lien, Series A-2 (NPFGC):
5.00%, 7/01/30	1,000	1,060,720
5.00%, 7/01/36	9,350	9,724,467
		15,091,599
New Jersey — 4.9%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/14 (c)	1,285	1,423,639
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	12,375	13,296,937
New Jersey Higher Education Student Assistance Authority, RB, Series 1, AMT:
5.50%, 12/01/25	800	897,656
5.75%, 12/01/27	375	420,529
5.75%, 12/01/28	400	444,824
5.88%, 12/01/33	1,980	2,177,049
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (NPFGC), 5.75%, 6/15/25	2,000	2,536,100
Series B, 5.25%, 6/15/36	2,585	2,888,531
		24,085,265
New York — 1.9%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,000	1,128,570
New York HFA, RB, Affordable Housing, Series B, 5.30%, 11/01/37	3,350	3,472,744
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	2,000	2,335,260
Port Authority of New York & New Jersey, RB, Consolidated Bonds, Series 172, 4.50%, 4/01/37	2,270	2,288,024
		9,224,598
Ohio — 0.7%
County of Allen Ohio, Refunding RB, Catholic HealthCare Partners, Series A, Hospital Facilities, Catholic Health Partners, Series A, 5.00%, 5/01/42 (d)	1,000	1,063,950
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	725	883,674
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	1,200	1,282,932
		3,230,556
Pennsylvania — 2.0%
Pennsylvania HFA, Refunding RB, S/F, Series 99A, AMT, 5.25%, 10/01/32	2,000	2,064,280
Pennsylvania Turnpike Commission, RB, Subordinate, Special Motor License Fund:
6.00%, 12/01/36	775	934,185
5.50%, 12/01/41	6,000	6,859,200
		9,857,665

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Puerto Rico — 4.3%
Puerto Rico Electric Power Authority, Refunding RB, Series A, 5.00%, 7/01/42 (d)	$1,910	$1,906,906
Puerto Rico Sales Tax Financing Corp., RB:
First Sub-Series A, 6.38%, 8/01/39	4,700	5,467,040
First Sub-Series A, 6.00%, 8/01/42	5,000	5,640,600
First Sub-Series C, 5.50%, 8/01/40	1,630	1,768,110
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.71%, 8/01/41 (b)	28,000	5,378,520
First Sub-Series C, 6.00%, 8/01/39	1,050	1,200,265
		21,361,441
South Carolina — 0.6%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	320	375,386
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	2,500	2,730,700
		3,106,086
Tennessee — 0.8%
Memphis Center City Revenue Finance Corp., RB, Subordinate, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	3,520	4,023,501
Texas — 9.5%
Bell County Health Facility Development Corp. Texas, RB, Lutheran General Health Care System, 6.50%, 7/01/19 (e)	1,000	1,260,350
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	2,850	3,413,046
Comal ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/36	2,500	2,758,675
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Joint Series A, AMT (NPFGC):
5.88%, 11/01/17	520	521,919
5.88%, 11/01/18	610	612,251
5.88%, 11/01/19	680	682,448
Lone Star College System, GO, 5.00%, 8/15/33	4,800	5,424,048
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,300	2,570,181
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	3,380	3,887,236
System (NPFGC), 5.75%, 1/01/40	12,300	13,355,463
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC):
5.75%, 8/15/38	7,200	7,275,384
5.00%, 8/15/42	5,045	5,047,018
		46,808,019
Utah — 3.3%
City of Salt Lake City Utah, Refunding RB, IHC Hospitals Inc. (NPFGC), 6.30%, 2/15/15 (e)	15,000	16,467,300
Vermont — 0.0%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (f)	60	62,880

Municipal Bonds	Par (000)	Value
Washington — 1.0%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	$2,000	$2,188,360
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	1,525	1,645,841
5.25%, 10/01/39	850	937,864
		4,772,065
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,850	2,014,595
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, 5.25%, 4/01/39	2,000	2,173,660
		4,188,255
Total Municipal Bonds — 107.1%		530,375,047

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Arizona — 2.3%
Phoenix Civic Improvement Corp., RB, Subordinate, Civic Plaza Expansion Project, Series A, 5.00%, 7/01/37	8,000	8,351,520
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	2,750	2,982,402
		11,333,922
California — 5.4%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,000	7,867,930
Los Angeles Community College District California, GO:
Election of 2001, Series A (AGM), 5.00%, 8/01/32	6,120	6,872,515
Election of 2008, Series A, 6.00%, 8/01/33	2,639	3,121,038
Orange County Sanitation District, COP (NPFGC), 5.00%, 2/01/33 (c)	2,749	2,909,847
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	509	583,646
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	5,170	5,639,178
		26,994,154
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34	1,220	1,364,941
District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,320	1,611,443

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	19

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Florida — 11.1%
City of Tallahassee Florida, RB, Energy System (NPFGC):
5.00%, 10/01/32	$2,700	$2,877,687
5.00%, 10/01/37	6,000	6,385,740
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	8,728	9,450,373
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	7,653,807
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	2,399	2,647,308
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	5,990	6,315,856
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	4,310	4,906,806
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/27	11,350	12,468,543
Orange County School Board, COP, Series A (NPFGC), 5.00%, 8/01/30	2,000	2,151,980
		54,858,100
Georgia — 2.2%
Augusta-Richmond County Georgia, RB, Water & Sewer (AGM), 5.25%, 10/01/34	5,000	5,408,000
City of Atlanta Georgia, RB, General, Subordinate Lien, Series C (AGM), 5.00%, 1/01/33	5,000	5,303,600
		10,711,600
Hawaii — 1.3%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/33 (c)	6,000	6,602,400
Illinois — 6.1%
City of Chicago Illinois, RB:
Sales Tax Revenue, Series A, 5.00%, 1/01/41	1,140	1,240,149
Series A (AGC), 5.00%, 1/01/38	4,000	4,174,080
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	14,429	15,737,108
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,000	2,182,133
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	6,198	6,819,157
		30,152,627
Massachusetts — 3.7%
Massachusetts School Building Authority, Sales Tax RB, Series A (AGM), 5.00%, 8/15/30	16,500	18,251,876
Nevada — 1.7%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	5,007	5,747,352
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	2,429	2,925,401
		8,672,753
New York — 6.6%
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	2,007	2,338,598
New York City Municipal Water & Sewer Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	3,509	4,154,642

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New York (concluded)
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	$1,545	$1,803,988
New York State Thruway Authority, RB, Series G (AGM), 5.00%, 1/01/32	10,000	10,987,800
Port Authority of New York & New Jersey, RB, Series 169, 5.00%, 10/15/34	10,830	11,711,129
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	1,500	1,695,300
		32,691,457
North Carolina — 0.5%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	2,359	2,416,725
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	780	870,074
South Carolina — 1.1%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	4,695	5,287,650
South Dakota — 0.8%
South Dakota HDA, RB, Homeownership Mortgage, Series K, 5.05%, 5/01/36	4,000	4,040,880
Texas — 2.9%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	5,900	6,939,609
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	4,750	5,335,438
North East ISD Texas, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37	2,000	2,207,280
		14,482,327
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	450	502,439
Washington — 0.6%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	2,504	2,815,091
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.2%		233,660,459
Total Long-Term Investments (Cost — $703,714,084) — 154.3%		764,035,506

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.09% (h)(i)	13,586	13,586,175
Total Short-Term Securities (Cost — $13,586,175) — 2.7%		13,586,175
Total Investments (Cost — $717,300,259) — 157.0%		777,621,681
Other Assets Less Liabilities — 0.9%		4,454,240
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.3)%		(110,216,128)
VRDP Shares, at Liquidation Value — (35.7)%		(176,600,000)
Net Assets Applicable to Common Shares — 100.0%		$495,259,793

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley Co., Inc.	$2,970,856	$24,013

(e)	Security is collateralized by Municipal or US Treasury obligations.

(f)	Variable rate security. Rate shown is as of report date.

(g)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
FFI Institutional Tax-Exempt Fund	4,098,484	9,487,691	13,586,175	$2,644

(i)	Represents the current yield as of report date.

•	Financial futures contracts sold as of April 30,2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
275	10-Year US Treasury Note	Chicago Board of Trade	June 2012	$36,377,344	$(437,866)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$764,035,506	—	$764,035,506
Short-Term Securities	$13,586,175	—	—	13,586,175
Total	$13,586,175	$764,035,506	—	$777,621,681

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(437,866)	—	—	$(437,866)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	21

Schedule of Investments April 30, 2012	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.8%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$650	$740,506
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	2,000	1,850,500
		2,591,006
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	954,898
Arizona — 1.1%
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,100	1,163,976
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,300	1,450,241
5.00%, 10/01/29	925	1,005,503
		3,619,720
California — 16.8%
Alameda Corridor Transportation Authority, Refunding RB, Subordinate Lien, Series A (AMBAC), 0.00%, 10/01/25 (a)	7,150	7,083,648
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (b):
5.18%, 8/01/37	2,100	521,115
4.87%, 8/01/38	4,800	1,122,528
California Health Facilities Financing Authority, Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	500	566,020
Sutter Health, Series B, 5.88%, 8/15/31	1,000	1,188,600
California State Public Works Lease, 5.00%, 4/01/37	740	775,956
California State University, RB, Systemwide, Series A:
5.25%, 11/01/38	3,000	3,302,040
5.50%, 11/01/39	1,000	1,118,000
California Statewide Communities Development Authority, RB, 5.00%, 4/01/42	1,290	1,376,211
City of San Jose California, RB, Series A-1, AMT, 5.75%, 3/01/34	700	776,090
Coast Community College District California, GO, Refunding, Election of 2002, Series C (AGM), 0.00%, 8/01/31 (a)	1,800	1,719,738
East Side Union High School District, GO, CAB (AGM), 4.93%, 8/01/29 (b)	15,000	6,063,000
El Monte Union High School District California, GO, Election of 2002, Series C (AGM), 5.25%, 6/01/28	4,000	4,466,040
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/28	2,770	2,997,361
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,200	2,470,512
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC) (c):
5.00%, 10/01/13	2,255	2,405,341
5.00%, 10/01/13	1,340	1,429,338
Monterey Peninsula Community College District, GO, CAB, Series C (AGM), 5.08%, 8/01/28 (b)	11,975	5,358,573

Municipal Bonds	Par (000)	Value
California (concluded)
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	$2,015	$2,169,450
San Diego Unified School District California, GO, CAB (b):
Election of 2008, Series C, 6.84%, 7/01/38	1,400	347,172
Series R-1, 5.08%, 7/01/31	1,110	425,585
San Joaquin County Transportation Authority, RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	575	689,707
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	600	659,130
5.00%, 8/01/38	490	531,503
State of California, GO:
5.13%, 6/01/27	20	20,064
5.00%, 10/01/41	900	958,392
Tamalpais Union High School District, GO, 5.00%, 8/01/13 (c)	1,325	1,402,857
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/30	675	744,957
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 6.55%, 8/01/36 (b)	2,000	551,880
		53,240,808
Colorado — 0.9%
Colorado Health Facilities Authority, RB, Covenant Retirement Communities, Series A (Radian), 5.50%, 12/01/27	200	201,320
E-470 Public Highway Authority Colorado, Refunding RB, CAB, Series B (NPFGC), 5.63%, 9/01/32 (b)	5,500	1,646,370
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	1,000	1,112,410
		2,960,100
Florida — 17.2%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	1,300	1,396,070
City of Jacksonville, Refunding RB, 5.00%, 10/01/30	250	277,425
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	8,175	8,627,159
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,100	1,177,528
County of Miami-Dade Florida, RB:
Jackson Health System, (AGC), 5.63%, 6/01/34	900	974,997
Series B (AGC), 5.25%, 5/01/31	725	788,249
Water & Sewer System, 5.00%, 10/01/39	6,900	7,470,975
County of Miami-Dade Florida, Refunding RB, Miami International Airport, AMT (AGC), 5.00%, 10/01/40	10,300	10,529,999
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,676,744
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	550	631,796
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,445,910
Lee County, Refunding RB, Series A, AMT, 5.63%, 10/01/26	825	916,633

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	$3,400	$3,758,666
(NPFGC), 5.00%, 8/01/31	9,000	9,456,030
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	250	268,480
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,800	2,062,998
		54,459,659
Georgia — 0.6%
Burke County Development Authority, RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,000	1,073,970
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	630	691,652
		1,765,622
Illinois — 18.4%
Chicago Board of Education Illinois, GO, Series A, 5.50%, 12/01/39	2,050	2,317,176
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT (Syncora), 6.00%, 1/01/29	2,200	2,340,712
City of Chicago Illinois, Board of Education, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,500	3,020,350
City of Chicago Illinois, GO:
CAB, City Colleges (NPFGC), 5.91%, 1/01/31 (b)	8,370	3,304,811
Park District, Harbor Facilities, Series C, 5.25%, 1/01/37	4,000	4,396,880
Park District, Harbor Facilities, Series C, 5.25%, 1/01/40	500	548,450
City of Chicago Illinois, RB:
General, Third Lien, Series B-2, AMT (AGM), 5.75%, 1/01/23	5,200	5,489,328
O’Hare International Airport, Third Lien, Series A, 5.75%, 1/01/39	2,000	2,290,420
City of Chicago Illinois, Refunding ARB, O’Hare International Airport, General, Third Lien, Series C-2, AMT (AGM), 5.25%, 1/01/30	2,000	2,029,200
City of Chicago Illinois, Transit Authority, RB, Transit Authority, 5.25%, 12/01/36	515	573,633
County of Cook Illinois, GO, Capital, Improvement, Series C (AMBAC), 5.50%, 11/15/12 (c)	2,460	2,530,405
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	400	432,232
Illinois Finance Authority, Refunding RB, Central DuPage Health, Series B, 5.50%, 11/01/39	2,070	2,265,325
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	18,175	19,919,982
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 6.01%, 12/15/36 (b)	10,000	2,751,200
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 6.25%, 6/15/44 (b)	2,980	529,695
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	575	652,487
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	2,000	2,545,260

Municipal Bonds	Par (000)	Value
Illinois (concluded)
State of Illinois, GO:
5.00%, 3/01/36	$310	$325,968
5.00%, 3/01/37	125	131,133
		58,394,647
Indiana — 1.7%
Indiana Finance Authority, RB, Wastewater Utility, CWA Authority, First Lien, RB, Series A, 5.25%, 10/01/38	1,000	1,114,720
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	350	372,089
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,000	2,242,760
(AGC), 5.50%, 1/01/38	1,575	1,753,904
		5,483,473
Iowa — 3.4%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	4,925	5,400,410
Iowa Student Loan Liquidity Corp., RB, Senior, Series A-2, AMT:
5.60%, 12/01/26	1,440	1,586,808
5.70%, 12/01/27	1,440	1,587,154
5.80%, 12/01/29	970	1,066,059
5.85%, 12/01/30	1,010	1,107,758
		10,748,189
Kentucky — 0.7%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	2,000	2,257,480
Louisiana — 1.1%
Jefferson Parish Hospital Service District No. 1, Refunding RB, Jefferson Medical Center, Series A, 6.00%, 1/01/39	1,230	1,388,461
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,150	1,342,395
Parish of Saint John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	600	621,708
		3,352,564
Massachusetts — 7.3%
Massachusetts HFA, RB, Rental Mortgage, Series F, AMT (AGM), 5.25%, 1/01/46	14,000	14,012,880
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	5,000	5,261,150
5.35%, 12/01/42	975	1,028,381
Massachusetts Water Resources Authority, Refunding RB, Series A (NPFGC), 5.00%, 8/01/34	2,700	3,005,991
		23,308,402
Michigan — 8.4%
City of Detroit Michigan, RB,Second Lien:
Series B (AGM), 6.25%, 7/01/36	350	401,460
Series B (AGM), 7.00%, 7/01/36	200	239,128
System, Series A (BHAC), 5.50%, 7/01/36	4,500	4,966,380
City of Detroit Michigan, Refunding RB:
Second Lien, Series E (BHAC), 5.75%, 7/01/31	2,200	2,480,214
Series D (NPFGC), 5.00%, 7/01/28	1,500	1,517,325

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	23

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)		Value
Michigan (concluded)
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	$375		$405,349
Lansing Board of Water & Light Utilities, RB, Series A, 5.50%, 7/01/41	1,700		1,964,639
Michigan Higher Education Student Loan Authority, Refunding RB, Student Loan, Series XVII-G, AMT (AMBAC), 5.20%, 9/01/20	1,000		1,005,020
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600		671,448
Series II-A, 5.38%, 10/15/36	1,000		1,124,990
Series II-A (AGM), 5.25%, 10/15/36	1,900		2,125,150
Michigan State Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	3,700		3,979,868
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	900		949,788
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, AMT (Syncora):
Series A, 5.50%, 6/01/30	1,000		1,013,110
Series C, 5.45%, 12/15/32	3,900		3,918,330
			26,762,199
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,800		2,117,862
Dakota County Community Development Agency, RB, Mortgage-Backed Securities Program, Series B, AMT (Ginnie Mae), 5.15%, 12/01/38	—	(d)	4
			2,117,866
Mississippi — 0.2%
Medical Center Educational Building Corporation Project, RB, Series A, 5.00%, 6/01/41	640		699,898
Nebraska — 0.2%
Central Plains Energy Project, RB, 5.25%, 9/01/37	650		675,740
Nevada — 2.7%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/33	2,650		2,717,840
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	1,700		1,848,427
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	1,250		1,325,900
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	2,700		2,808,135
			8,700,302
New Jersey — 3.8%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/14 (c)	85		94,171
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	6,700		7,199,150
New Jersey Higher Education Assistance Authority, RB, Series 1, Series 1, AMT, 5.50%, 12/01/26	350		388,300
New Jersey Higher Education Student Assistance Authority, RB, Series 1, AMT:
5.50%, 12/01/25	500		561,035
5.75%, 12/01/28	200		222,412

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (NPFGC), 5.75%, 6/15/25	$1,400	$1,775,270
Series B, 5.25%, 6/15/36	1,580	1,765,524
		12,005,862
New York — 2.7%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	610	688,428
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	3,035	3,476,926
New York HFA, RB, Affordable Housing, Series B, 5.30%, 11/01/37	2,835	2,938,875
Port Authority of New York & New Jersey, RB, Consolidated Bonds, Series 172, 4.50%, 4/01/37	1,460	1,471,592
		8,575,821
North Carolina — 0.2%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	520	535,397
Ohio — 0.4%
County of Allen Ohio, Refunding RB, Catholic HealthCare Partners, Series A, 5.00%, 5/01/42 (e)	650	691,567
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	460	560,676
		1,252,243
Pennsylvania — 1.9%
Pennsylvania HFA, Refunding RB, Series 99A, AMT, 5.25%, 10/01/32	1,340	1,383,068
Pennsylvania Turnpike Commission, RB, Subordinate, Special Motor License Fund:
6.00%, 12/01/36	500	602,700
5.50%, 12/01/41	2,245	2,566,484
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	1,300	1,473,706
		6,025,958
Puerto Rico — 4.2%
Puerto Rico Electric Power Authority, Refunding RB, 5.00%, 7/01/42 (e)	1,220	1,218,023
Puerto Rico Sales Tax Financing Corp., RB:
5.75%, 8/01/37	620	685,627
6.38%, 8/01/39	3,000	3,489,600
5.50%, 8/01/42	350	377,657
6.00%, 8/01/42	2,500	2,820,300
Series C, 6.09%, 8/01/38 (b)	4,070	957,183
Series C, 6.11%, 8/01/39 (b)	5,000	1,106,950
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.72%, 8/01/41 (b)	10,000	1,920,900
First Sub-Series C, 6.00%, 8/01/39	725	828,755
		13,404,995
South Carolina — 1.2%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	100	117,308
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,420	3,735,598
		3,852,906

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Tennessee — 0.4%
Memphis Center City Revenue Finance Corp., RB, Subordinate, Pyramid & Pinch District, Series B, (AGM), 5.25%, 11/01/30	$1,000	$1,143,040
Texas — 7.9%
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series A, AMT (NPFGC), 5.50%, 11/01/33	5,000	5,078,400
Lone Star College System, GO, 5.00%, 8/15/33	3,000	3,390,030
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,065	1,190,105
North Texas Tollway Authority, Refunding RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	3,400	3,793,516
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	2,415	2,777,419
System (NPFGC), 5.75%, 1/01/40	3,600	3,908,916
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.75%, 8/15/38	4,800	4,850,256
		24,988,642
Vermont — 0.6%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38	1,690	1,771,120
Washington — 1.7%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	1,400	1,531,852
Washington Health Care Facilities Authority, RB, Series A:
5.00%, 10/01/39	1,000	1,079,240
5.25%, 10/01/39	550	606,853
Washington Health Care Facilities Authority, Refunding RB, Providence Health, Series D (AGM), 5.25%, 10/01/33	2,000	2,166,660
		5,384,605
Wisconsin — 1.1%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,200	1,306,764
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, 5.25%, 4/01/39	2,000	2,173,660
		3,480,424
Total Municipal Bonds — 108.6%		344,513,586

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Arizona — 1.0%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	1,000	1,144,440
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,750	1,897,892
		3,042,332

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
California — 4.1%
Los Angeles Community College District California, GO:
Election of 2001 (AGM), 5.00%, 8/01/32	$4,330	$4,862,417
Election of 2008, 6.00%, 8/01/33	1,699	2,009,759
Orange County Sanitation District, COP (NPFGC), 5.00%, 8/01/13 (c)	2,299	2,433,690
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	359	411,986
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	3,030	3,304,972
		13,022,824
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34	780	872,667
District of Columbia — 0.9%
District of Columbia, RB, Series A, 5.50%, 12/01/30	855	1,043,775
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	1,580	1,958,068
		3,001,843
Florida — 5.4%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/37	4,000	4,257,160
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	5,102,538
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	1,189	1,312,624
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	4,000	4,217,600
Miami-Dade County Expressway Authority, RB, Series A (AGC), 5.00%, 7/01/35	2,100	2,272,389
		17,162,311
Georgia — 6.7%
City of Atlanta Georgia, RB, General (AGM):
Series B, 5.25%, 1/01/33	4,999	5,344,280
Subordinate Lien, Series C, 5.00%, 1/01/33	15,000	15,910,800
		21,255,080
Hawaii — 1.7%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/14 (c)	5,000	5,502,000
Illinois — 9.4%
City of Chicago Illinois, RB:
Sales Tax Revenue, Series A, 5.00%, 1/01/41	700	761,495
Series A (AGC), 5.00%, 1/01/38	4,000	4,174,080
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	2,549	2,780,391
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	3,499	3,818,733
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A (NPFGC), 5.00%, 12/15/28	3,500	3,549,525
Regional Transportation Authority, RB (NPFGC), 6.50%, 7/01/26	10,000	13,531,663
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,130	1,242,846
		29,858,733

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	25

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Louisiana — 1.5%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	$4,600	$4,935,478
Massachusetts — 2.5%
Massachusetts School Building Authority, Sales Tax RB, Series A (AGM), 5.00%, 8/15/30	7,195	7,958,828
Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	3,298	3,785,681
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	1,574	1,896,093
		5,681,774
New York — 2.4%
New York City Municipal Water & Sewer Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,050	1,242,842
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,005	1,173,468
Port Authority of New York & New Jersey, RB, Consolidated, 143rd series, 5.00%, 10/01/30	3,500	3,776,885
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	1,200	1,356,240
		7,549,435
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	500	557,740
Puerto Rico — 0.4%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	1,040	1,137,968
South Carolina — 2.5%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	2,725	3,018,891
5.25%, 12/01/29	2,425	2,682,196
5.25%, 12/01/30	880	972,690
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,125	1,267,009
		7,940,786
South Dakota — 0.3%
South Dakota HDA, RB, Homeownership, Series K, 5.05%, 5/01/36	1,000	1,010,220
Texas — 4.5%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	1,900	2,234,790
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	5,250	5,897,062
Harris County Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,466,040
North East ISD Texas, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37	1,400	1,545,096
		14,142,988

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	$300	$334,959
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	1,250	1,358,236
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.1%		146,326,202
Total Long-Term Investments (Cost — $454,623,775) — 154.7%		490,839,788

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.09% (g)(h)	9,148,110	9,148,110
Total Short-Term Securities (Cost — $9,148,110) — 2.9%		9,148,110
Total Investments (Cost — $463,771,885) — 157.6%		499,987,898
Other Assets Less Liabilities — 0.8%		2,649,848
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.7)%		(68,859,816)
VMTP Shares, at Liquidation Value — (36.7)%		(116,500,000)
Net Assets Applicable to Common Shares — 100.0%		$317,277,930

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Amount is less than $500.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley Co., Inc.	$1,909,590	$15,378

(f)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at April 30, 2012	Income
FFI Institutional Tax-Exempt Fund	3,066,084	6,082,026	9,148,110	$1,869

(h)	Represents the current yield as of report date.

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

•	Financial futures contracts sold as of April 30, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
180	10-Year US Treasury Note	Chicago Board of Trade	June 2012	$23,810,625	$(284,014)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$490,839,788	—	$490,839,788
Short-Term Securities	$9,148,110	—	—	9,148,110
Total	$9,148,110	$490,839,788	—	$499,987,898

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(284,014)	—	—	$(284,014)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	27

Statements of Assets and Liabilities

April 30, 2012	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
Assets
Investments at value — unaffiliated[1]	$1,130,005,365	$764,035,506	$490,839,788
Investments at value — affiliated[2]	152,651	13,586,175	9,148,110
Cash pledged as collateral for financial futures contracts	803,000	363,000	238,000
Interest receivable	15,982,065	9,960,225	6,472,405
Investments sold receivable	10,083,061	1,643,846	713,201
Deferred offering costs	552,295	385,062	161,394
Prepaid expenses	46,414	25,533	11,929
Total assets	1,157,624,851	789,999,347	507,584,827

Liabilities
Investments purchased payable	19,417,465	4,698,070	3,026,591
Income dividends payable — Common Shares	3,865,159	2,442,942	1,562,677
Investment advisory fees payable	459,311	318,063	195,578
Officer’s and Directors’ fees payable	149,142	106,816	4,454
Interest expense and fees payable	83,658	60,700	39,145
Variation margin payable	76,000	34,375	22,500
Other accrued expenses payable	476,002	323,160	135,281
Total accrued liabilities	24,526,737	7,984,126	4,986,226

Other Liabilities
TOB trust certificates	178,408,226	110,155,428	68,820,671
VRDP Shares, at liquidation value of $100,000 per share[3,4]	251,400,000	176,600,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	116,500,000
Total other liabilities	429,808,226	286,755,428	185,320,671
Total liabilities	454,334,963	294,739,554	190,306,897
Net Assets Applicable to Common Shareholders	$703,289,888	$495,259,793	$317,277,930

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital5	$635,038,613	$427,883,743	$282,634,217
Undistributed net investment income	13,032,396	8,790,538	6,400,899
Accumulated net realized loss	(27,011,852)	(1,298,044)	(7,689,185)
Net unrealized appreciation/depreciation	82,230,731	59,883,556	35,931,999
Net Assets Applicable to Common Shareholders	$703,289,888	$495,259,793	$317,277,930
Net asset value per Common share	$15.19	$16.22	$14.11

[1] Investments at cost — unaffiliated	$1,046,771,666	$703,714,084	$454,623,775
[2] Investments at cost — affiliated	$152,651	$13,586,175	$9,148,110
3 VRDP/VMTP Shares outstanding, par value $0.10 per share	2,514	1,766	1,165
[4] Preferred Shares authorized	16,214	11,766	6,400
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	46,289,329	30,536,774	22,484,568

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2012

Statements of Operations

Year Ended April 30, 2012	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
Investment Income
Interest	$55,553,146	$35,771,201	$22,914,657
Income — affiliated	11,810	8,514	1,869
Total income	55,564,956	35,779,715	22,916,526

Expenses
Investment advisory	5,231,839	3,705,093	2,377,921
Liquidity fees	1,502,634	915,324	—
Remarketing fees on Preferred Shares	285,781	226,068	121,194
Professional	216,422	162,361	119,268
Accounting services	154,119	120,331	90,044
Officer and Directors	87,097	63,803	39,973
Transfer agent	56,194	55,585	53,707
Printing	36,441	47,867	25,652
Custodian	38,589	35,853	19,646
Registration	17,228	10,701	9,347
Miscellaneous	212,601	161,452	66,117
Total expenses excluding interest expense, fees and amortization of offering costs	7,838,945	5,504,438	2,922,869
Interest expense, fees and amortization of offering costs[1]	2,214,906	1,230,712	944,913
Total expenses	10,053,851	6,735,150	3,867,782
Less fees waived by advisor	(7,991)	(6,264)	(3,961)
Total expenses after fees waived	10,045,860	6,728,886	3,863,821
Net investment income	45,519,096	29,050,829	19,052,705

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,713,665)	2,875,042	1,753,901
Financial futures contracts	(3,524,421)	(2,889,851)	(1,838,277)
	(8,238,086)	(14,809)	(84,376)
Net change in unrealized appreciation/depreciation on:
Investments	107,313,225	75,647,405	50,333,396
Financial futures contracts	150,241	179,455	110,021
	107,463,466	75,826,860	50,443,417
Total realized and unrealized gain	99,225,380	75,812,051	50,359,041

Dividends and Distributions to AMPS Shareholders From
Net investment income	(231,075)	(356,663)	(250,831)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$144,513,401	$104,506,217	$69,160,915

[1]	Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	29

Statements of Changes in Net Assets

	BlackRock MuniYield Fund, Inc. (MYD)		BlackRock MuniYield Quality Fund, Inc. (MQY)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011
Operations
Net investment income	$45,519,096	$47,436,877	$29,050,829	$30,207,690
Net realized gain (loss)	(8,238,086)	1,133,203	(14,809)	2,244,794
Net change in unrealized appreciation/depreciation	107,463,466	(39,835,659)	75,826,860	(30,944,684)
Dividends to AMPS Shareholders from net investment income	(231,075)	(1,436,987)	(356,663)	(1,106,520)
Net increase in net assets applicable to Common Shareholders resulting from operations	144,513,401	7,297,434	104,506,217	401,280

Dividends to Common Shareholders From
Net investment income	(45,793,680)	(44,688,438)	(28,407,216)	(28,084,072)

Capital Share Transactions
Reinvestment of common dividends	5,593,850	5,759,400	814,799	868,555

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	104,313,571	(31,631,604)	76,913,800	(26,814,237)
Beginning of year	598,976,317	630,607,921	418,345,993	445,160,230
End of year	$703,289,888	$598,976,317	$495,259,793	$418,345,993
Undistributed net investment income	$13,032,396	$13,709,447	$8,790,538	$8,470,469

	BlackRock MuniYield Quality Fund II, Inc. (MQT)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011
Operations
Net investment income	$19,052,705	$19,312,059
Net realized loss	(84,376)	(23,592)
Net change in unrealized appreciation/depreciation	50,443,417	(20,045,066)
Dividends to AMPS Shareholders from net investment income	(250,831)	(559,128)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	69,160,915	(1,315,727)

Dividends to Common Shareholders From
Net investment income	(18,440,530)	(18,056,525)

Capital Share Transactions
Reinvestment of common dividends	639,358	895,133

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	51,359,743	(18,477,119)
Beginning of year	265,918,187	284,395,306
End of year	$317,277,930	$265,918,187
Undistributed net investment income	$6,400,899	$6,096,397

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2012

Statements of Cash Flows

Year Ended April 30, 2012	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$144,744,476	$104,862,880	$69,411,746
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Decrease in interest receivable	514,918	455,871	150,566
Decrease in cash pledged as collateral for financial futures contracts	42,000	92,000	52,000
Decrease in other assets	112,035	80,604	—
Decrease in income receivable — affiliated	384	215	—
Decrease in prepaid expenses	9,068	8,090	8,683
Increase in investment advisory fees payable	50,013	24,048	8,793
Decrease in interest expense and fees payable	(13,235)	(38,133)	(15,379)
Increase in other accrued expenses payable	268,693	171,688	17,456
Decrease in variation margin payable	(6,312)	(9,687)	(5,625)
Increase in Officer’s and Directors’ fees payable	33,485	23,437	3,334
Net realized and unrealized loss on investments	(102,599,560)	(78,522,447)	(52,087,297)
Amortization of premium and accretion of discount on investments	(1,384,882)	(1,657,046)	(1,042,904)
Amortization of deferred offering costs	541,176	174,771	17,217
Proceeds from sales of long-term investments	179,719,868	184,307,131	92,618,924
Purchases of long-term investments	(248,676,411)	(174,589,309)	(89,260,934)
Net proceeds from sales (purchases) of short-term securities	14,864,680	(9,487,691)	(6,082,026)
Cash provided by (used for) operating activities	(11,779,604)	25,896,422	13,794,554

Cash Provided by (Used for) Financing Activities
Cash receipts from issuance of VRDP Shares	251,400,000	176,600,000	—
Cash receipts from issuance of VMTP Shares	—	—	116,500,000
Cash payments on redemption of AMPS	(251,450,000)	(176,625,000)	(116,575,000)
Cash receipts from TOB trust certificates	68,775,913	29,478,134	9,259,660
Cash payments for TOB trust certificates	(15,465,000)	(26,912,492)	(4,768,012)
Cash dividends paid to Common Shareholders	(40,120,685)	(27,496,770)	(17,764,248)
Cash dividends paid to AMPS Shareholders	(266,769)	(379,814)	(268,343)
Cash payments for offering costs	(1,093,471)	(559,833)	(178,611)
Decrease in bank overdraft	(384)	(647)	—
Cash provided by (used for) financing activities	11,779,604	(25,896,422)	(13,794,554)

Cash
Net change in cash	—	—	—
Cash at beginning of year	—	—	—
Cash at end of year	—	—	—

Cash Flow Information
Cash paid during the year for interest	$1,686,965	$1,094,074	$943,075

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$5,593,850	$814,799	$639,358

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	31

Financial Highlights	BlackRock MuniYield Fund, Inc. (MYD)

				Period November 1, 2008 to, April 30, 2009

					Year Ended
	Year Ended April 30,				October 31,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.05	$13.87	$11.53	$10.70	$14.36	$14.98
Net investment income[1]	0.99	1.04	1.04	0.49	1.03	1.05
Net realized and unrealized gain (loss)	2.15	(0.85)	2.17	0.77	(3.62)	(0.57)
Dividends to AMPS Shareholders from net investment income	(0.01)	(0.03)	(0.03)	(0.04)	(0.27)	(0.28)
Net increase (decrease) from investment operations	3.13	0.16	3.18	1.22	(2.86)	0.20
Dividends to Common Shareholders from net investment income	(0.99)	(0.98)	(0.84)	(0.39)	(0.80)	(0.82)
Net asset value, end of period	$15.19	$13.05	$13.87	$11.53	$10.70	$14.36
Market price, end of period	$15.49	$13.17	$13.70	$11.45	$9.66	$13.72

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	24.76%	1.07%	28.44%	11.76%[3]	(20.69)%	1.40%
Based on market price	26.06%	3.27%	27.75%	22.93%[3]	(25.06)%	(7.91)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.53%	1.15%	1.14%	1.25%[5]	1.38%	1.23%
Total expenses after fees waived[4]	1.53%	1.15%	1.14%	1.24%[5]	1.38%	1.22%
Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[4,6]	1.20%[7]	0.99%	1.01%	1.09%[5]	1.06%	1.01%
Net investment income[4]	6.95%	7.64%	8.08%	9.20%[5]	7.65%	7.14%
Dividends to AMPS Shareholders	0.04%	0.23%	0.27%	0.74%[5]	1.99%	1.88%
Net investment income to Common Shareholders	6.91%	7.41%	7.81%	8.46%[5]	5.66%	5.26%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$703,290	$598,976	$630,608	$523,590	$484,945	$647,574
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$251,450	$251,450	$271,500	$271,500	$343,000
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$251,400	—	—	—	—	—
Portfolio turnover	19%	16%	35%	7%	20%	18%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$84,556	$87,701	$73,217	$69,695	$72,218
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$379,749	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.92%.

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2012

Financial Highlights	BlackRock MuniYield Quality Fund, Inc. (MQY)

				Period November 1, 2008 to, April 30, 2009

					Year Ended
	Year Ended April 30,				October 31,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.72	$14.63	$13.27	$11.68	$14.88	$15.32
Net investment income[1]	0.95	0.99	0.99	0.46	0.97	0.97
Net realized and unrealized gain (loss)	2.49	(0.94)	1.23	1.51	(3.12)	(0.42)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.01)	(0.04)	(0.04)	(0.04)	(0.27)	(0.30)
Net realized gain	—	—	—	—	(0.03)	—
Net increase (decrease) from investment operations	3.43	0.01	2.18	1.93	(2.45)	0.25
Dividends and distributions to Common Shareholders from:
Net investment income	(0.93)	(0.92)	(0.82)	(0.34)	(0.68)	(0.69)
Net realized gain	—	—	—	—	(0.07)	—
Total dividends and distributions to Common Shareholders	(0.93)	(0.92)	(0.82)	(0.34)	(0.75)	(0.69)
Net asset value, end of period	$16.22	$13.72	$14.63	$13.27	$11.68	$14.88
Market price, end of period	$16.05	$13.15	$14.48	$12.32	$10.90	$13.20

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	25.78%	0.10%	17.12%	17.07%[3]	(16.79)%	2.00%
Based on market price	29.85%	(3.06)%	24.86%	16.47%[3]	(12.47)%	(4.26)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.46%	1.21%	1.20%	1.43%[5]	1.76%	1.71%
Total expenses after fees waived[4]	1.46%	1.21%	1.20%	1.42%[5]	1.75%	1.71%
Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[4,6]	1.19%[7]	1.02%	1.02%	1.13%[5]	1.10%	1.04%
Net investment income[4]	6.29%	6.97%	6.98%	7.58%[5]	6.89%	6.46%
Dividends to AMPS Shareholders	0.08%	0.25%	0.28%	0.69%[5]	1.92%	2.01%
Net investment income to Common Shareholders	6.21%	6.72%	6.70%	6.89%[5]	4.97%	4.45%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$495,260	$418,346	$445,160	$403,796	$355,459	$452,657
AMPS Shares outstanding at $25,000 liquidation preference, end of period (000)	—	$176,625	$176,625	$192,000	$192,000	$250,000
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$176,600	—	—	—	—	—
Portfolio turnover	25%	12%	19%	13%	20%	24%
Asset coverage per AMPS Share at $25,000 liquidation preference, end of period	—	$84,217	$88,013	$77,582	$71,318	$70,282
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$380,442	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2012	33

Financial Highlights	BlackRock MuniYield Quality Fund II, Inc. (MQT)

				Period November 1, 2008 to, April 30, 2009

					Year Ended
	Year Ended April 30,				October 31,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$11.85	$12.71	$11.55	$10.17	$13.17	$13.64
Net investment income[1]	0.85	0.86	0.88	0.41	0.86	0.86
Net realized and unrealized gain (loss)	2.24	(0.89)	1.04	1.31	(3.00)	(0.46)
Dividends and Distributions to AMPS Shareholders from:
Net investment income	(0.01)	(0.02)	(0.03)	(0.04)	(0.26)	(0.26)
Net realized gain	(0.00)[2]	—	—	—	—	—
Net increase (decrease) from investment operations	3.08	(0.05)	1.89	1.68	(2.40)	0.14
Dividends to Common Shareholders from net investment income	(0.82)	(0.81)	(0.73)	(0.30)	(0.60)	(0.61)
Net asset value, end of period	$14.11	$11.85	$12.71	$11.55	$10.17	$13.17
Market price, end of period	$13.93	$11.59	$12.52	$10.16	$8.75	$11.60

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	26.85%	(0.36)%	17.15%	17.27%[4]	(18.42)%	1.39%
Based on market price	28.04%	(1.07)%	31.18%	19.90%[4]	(20.31)%	(5.79)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.31%	1.21%	1.21%	1.52%[6]	1.80%	1.73%
Total expenses after fees waived[5]	1.31%	1.20%	1.21%	1.52%[6]	1.79%	1.72%
Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5,7]	0.99%[8]	1.03%	1.04%	1.18%[6]	1.12%	1.06%
Net investment income[5]	6.46%	7.00%	7.13%	7.86%[6]	6.96%	6.39%
Dividends to AMPS Shareholders	0.08%	0.20%	0.23%	0.68%[6]	2.08%	1.97%
Net investment income to Common Shareholders	6.38%	6.80%	6.90%	7.18%[6]	4.88%	4.42%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$317,278	$265,918	$284,395	$258,263	$227,551	$294,661
AMPS Shares outstanding at $25,000 liquidation preference, end of period (000)	—	$116,575	$116,575	$128,250	$128,250	$160,000
VMTP Shares outstanding at $100,000 liquidation preference, end of year (000)	$116,500	—	—	—	—	—
Portfolio Turnover	20%	10%	25%	9%	17%	20%
Asset coverage per AMPS Share at $25,000 liquidation preference, end of period (000)	—	$82,031	$85,994	$75,349	$69,420	$71,065
Asset coverage per VMTP Share at $100,000 liquidation preference, end of year (000)	$372,342	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to TOBs and VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT”) (collectively the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board” and the directors, thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which a fund, or an agent on behalf of a fund, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended April 30, 2012, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund, in exchange for TOB trust certificates. The Funds typically invest the cash in additional

ANNUAL REPORT	APRIL 30, 2012	35

Notes to Financial Statements (continued)

municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and TOB trust certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of a Fund’s payable to the holder of the short-term floating rate certificates as reported in the Funds’ Statements of Assets and Liabilities as TOB trust certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At April 30, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MYD	$344,329,729	$178,408,226	0.22% – 0.40%
MQY	$233,660,459	$110,155,428	0.25% – 0.51%
MQT	$146,326,202	$68,820,671	0.23% – 0.45%

For the year ended April 30, 2012, the Funds’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MYD	$142,753,712	0.71%
MQY	$105,291,449	0.69%
MQT	$65,802,533	0.65%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Funds’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the three years ended April 30, 2012, the period ended April 30, 2009 and the year ended October 31, 2008. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements, which will require the following

36	ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of each Fund. Prior to March 31, 2012, each Fund elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations and dividends and distributions received from the BlackRock Closed-End Fund investments through March 31, 2012 are included in income — affiliated in the Statements of Operations.

Offering Costs: The Funds incurred costs in connection with their issuance of VRDP Shares or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which are amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation.

ANNUAL REPORT	APRIL 30, 2012	37

Notes to Financial Statements (continued)

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of April 30, 2012
	Liability Derivatives
		MYD	MQY	MQT
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]	$(1,002,968)	$(437,866)	$(284,014)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2012
	Net Realized Gain (Loss) from
	MYD	MQY	MQT
Interest rate contracts: Financial futures contracts	$(3,524,421)	$(2,889,851)	$(1,838,277)

	Net Change in Unrealized Appreciation/Depreciation on
	MYD	MQY	MQT
Interest rate contracts: Financial futures contracts	$150,241	$179,455	$110,021

For the year ended April 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MYD	MQY	MQT
Financial futures contracts:
Average number of contracts sold	278	143	91
Average notional value of contracts sold	$36,275,094	$18,462,227	$11,823,125

3. Investment Advisory Agreement and Other Transactions with Affiliates:

As of April 30, 2012, the PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) were the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but Barclays is not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of 0.50% of each Fund’s average daily net assets. Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pay to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by advisor in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2012, were as follows:

	Purchases	Sales
MYD	$255,519,706	$189,616,135
MQY	$178,972,502	$185,945,977
MQT	$92,090,727	$93,152,125

38	ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2012 attributable to amortization methods on fixed income securities, distributions received from a regulated investment company, the sale of bonds received from tender option bond trusts, and the expiration of capital loss carryforwards were reclassified to the following accounts:

	MYD	MQY	MQT
Paid-in capital	—	—	$(5,561,802)
Undistributed net investment income	$(171,392)	$33,119	$(56,842)
Accumulated net realized loss	$171,392	$(33,119)	$5,618,644

The tax character of distributions paid during the fiscal years ended April 30, 2012 and April 30, 2011 was as follows:

		MYD	MQY	MQT
Tax-exempt income	4/30/12	$47,180,170	$29,225,757	$19,152,310
	4/30/11	46,034,397	29,175,117	18,615,653
Ordinary income	4/30/12	49,977	43,538	53,908
	4/30/11	91,028	15,475	—
Total	4/30/12	$47,230,147	$29,269,295	$19,206,218
	4/30/11	$46,125,425	$29,190,592	$18,615,653

As of April 30, 2012, the tax components of accumulated net earnings were as follows:

	MYD	MQY	MQT
Undistributed tax-exempt income	$11,763,191	$8,577,230	$5,993,698
Undistributed ordinary income	82,584	11,529	—
Capital loss carryforwards	(20,933,389)	(1,324,827)	(6,656,093)
Net unrealized gains[1]	83,201,177	60,112,118	35,306,385
Qualified late-year losses[2]	(5,862,288)	—	(277)
Total	$68,251,275	$67,376,050	$34,643,713

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of compensation to directors and the treatment of residual interests in tender option bond trusts.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2013.

As of April 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MYD	MQY	MQT
2016	$11,743,926	$346,339	$493,401
2017	4,065,755	704,337	3,726,056
2018	1,196,450	216,766	66,689
2019	479,687	—	1,774,764
No expiration date[3]	3,447,571	57,385	595,183
Total	$20,933,389	$1,324,827	$6,656,093

[3]	Must be utilized prior to losses subject to expiration.

As of April 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$868,806,489	$607,562,864	$395,860,842
Gross unrealized appreciation	$93,025,597	$61,064,202	$37,209,600
Gross unrealized depreciation	(10,082,296)	(1,160,813)	(1,903,215)
Net unrealized appreciation/ depreciation	$82,943,301	$59,903,389	$35,306,385

6. Concentration, Market and Credit Risk:

Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed

ANNUAL REPORT	APRIL 30, 2012	39

Notes to Financial Statements (continued)

to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterpar-ties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of April 30, 2012, MYD invested a significant portion of its assets in securities in the health sector. MQY and MQT each invested a significant portion of their assets in the county/city/special district/school district sector. MQT also invested a significant portion of its assets in the transportation sector. Changes in economic conditions affecting the health, county/city/special district/school district and transportation sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
	2012	2011
MYD	398,249	421,588
MQY	52,421	59,095
MQT	47,020	70,618

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s Common Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (collectively, the “VRDP Funds”) have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 and include a liquidity feature that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP shares are subject to certain restrictions on transfer.

The VRDP Shares issued for the year ended April 30, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	6/30/11	2,514	$251,400,000	7/01/41
MQY	9/15/11	1,766	$176,600,000	10/01/41

The VRDP Funds have entered into a fee agreement with the liquidity provider that requires a per annum liquidity fee to be paid to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

The fee agreement between the VRDP Funds and the liquidity provider is for a 364 day term and is scheduled to expire on June 27, 2012 and September 12, 2012 for MYD and MQY, respectively, unless renewed or terminated in advance. In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any

40	ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Funds’ custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of VRDP Shares prior to the initial termination date of the fee agreement, the VRDP Funds must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. As of April 30, 2012, the long-term ratings on the VRDP Shares remain unchanged. In May, Moody’s announced changes to its methodology for rating securities issued by registered closed-end funds, and it is currently reviewing all closed-end funds that it rates under the revised methodology for a possible downgrade.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. On April 30, 2012, the short-term ratings of the liquidity provider and the VRDP Shares are P-1, F-1, A-1 as rated by Moody’s, Fitch and/or S&P, respectively. As of June 22, 2012, the short-term ratings of the liquidity provider and the VRDP Shares are P-2 as rated by Moody’s, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes,VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations.VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds pay remarketing fees of 0.10% on the aggregate principal amount of all VRDP Shares, which are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the VRDP Funds’ VRDP Shares have successfully remarketed since issuance, with an annualized dividend rate for the year ended April 30, 2012 as follows:

Rate
MYD	0.32%
MQY	0.30%

VMTP Shares

MQT has issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act of 1933.

The VMTP Shares issued for the year ended April 30, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MQT	12/16/11	1,165	$116,500,000	1/02/15

MQT is required to redeem its VMTP Shares on the maturity date, unless earlier redeemed, repurchased or extended. There is no assurance that the term of a MQT’s VMTP Shares will be extended or that MQT’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, MQT is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, MQT is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MQT’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of MQT. The redemption price

ANNUAL REPORT	APRIL 30, 2012	41

Notes to Financial Statements (continued)

per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and MQT may also be required to register the VMTP Shares for sale under the Securities Act of 1933 under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. As of April 30, 2012, the long-term ratings on the VMTP Shares remain unchanged. In May, Moody’s announced changes to its methodology for rating securities issued by registered closed-end funds, and it is currently reviewing all closed-end funds that it rates under the revised methodology for a possible downgrade. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rate of the VMTP Shares for the year ended April 30, 2012 was as follows:

Rate
MQT	1.14%

For financial reporting purposes,VMTP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations.VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

AMPS

The AMPS are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in the Fund’s Articles of Supplementary/Statement of Preferences/Certificate of Designation (the “Governing Instrument”) are not satisfied.

Dividends on seven-day and 28-day AMPS are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the table below. The low, high and average dividend rates on the AMPS for each Fund for the period were as follows:

	Series	Low	High	Average
MYD	A1	0.15%	0.37%	0.30%
	B1	0.15%	0.38%	0.28%
	C1	0.18%	0.40%	0.30%
	D1	0.21%	0.40%	0.31%
	E1	0.15%	0.40%	0.27%
	F1	0.11%	0.41%	0.25%
	G2	1.26%	1.47%	1.34%
MQY	A1	0.15%	0.37%	0.27%
	B1	0.11%	0.41%	0.25%
	C1	0.12%	0.40%	0.26%
	D1	0.11%	0.41%	0.24%
	E2	1.26%	1.47%	1.34%

MQT	A1	0.12%	0.37%	0.24%
	B1	0.13%	0.38%	0.25%
	C1	0.11%	0.41%	0.23%
	D2	1.26%	1.47%	1.33%

[1]

The maximum applicable rate on this series of Preferred Shares is the higher of 110% plus or times (i) the Telerate/BAA LIBOR or (ii) 90% of Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

[2]

The maximum applicable rate on this series of Preferred Shares is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

Since February 13, 2008, the AMPS of the Funds failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 1.47% for the year ended April 30, 2012. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Fund’s AMPS than buyers. A successful auction for the Funds’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

42	ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (concluded)

The Funds paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the year ended April 30, 2012, MYD, MQY and MQT announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MYD	A	7/27/11	1,320	$33,000,000
	B	7/20/11	1,320	$33,000,000
	C	7/13/11	1,320	$33,000,000
	D	7/13/11	1,320	$33,000,000
	E	7/13/11	2,052	$51,300,000
	F	7/21/11	1,260	$31,500,000
	G	7/18/11	1,466	$36,650,000
MQY	A	10/25/11	1,413	$35,325,000
	B	10/11/11	1,413	$35,325,000
	C	10/07/11	1,413	$35,325,000
	D	10/07/11	1,413	$35,325,000
	E	10/03/11	1,413	$35,325,000
MQT	A	1/17/12	1,457	$36,425,000
	B	1/23/12	1,457	$36,425,000
	C	1/09/12	1,457	$36,425,000
	D	1/10/12	292	$7,300,000

MYD and MQY financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares of $251,400,000 and $176,600,000, respectively.

MQT financed the AMPS redemptions with the proceeds received from the issuance of VMTP Shares of $116,500,000.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend on June 1, 2012 to Common Shareholders of record on May 15, 2012 as follows:

Common Dividend Per Share
MYD	$0.0835
MQY	$0.0800
MQT	$0.0695

Additionally, the Funds declared a net investment income dividend on June 1, 2012 payable to Common Shareholders of record on June 15, 2012 for the same amounts noted above.

The dividends declared on VRDP or VMTP Shares for the period May 1, 2012 to May 31, 2012 were as follows:

	Series	VRDP/VMTP Dividends Declared
MYD VRDP Shares	W-7	$88,608
MQY VRDP Shares	W-7	$62,582
MQT VMTP Shares	W-7	$120,224

ANNUAL REPORT	APRIL 30, 2012	43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. (collectively, the “Funds”), including the schedules of investments, as of April 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period November 1, 2008 to April 30, 2009 and each of the two years in the period ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. as of April 30, 2012, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period November 1, 2008 to April 30, 2009, and each of the two years in the period ended October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
June 22, 2012

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by MYD, MQY and MQT during the taxable year ended April 30, 2012.

MYD	Payable Date	Ordinary Income[1]
Common Shareholders	12/30/11	$0.000984
VRDP Preferred Shareholders	1/03/12	$0.076372
MQY
Common Shareholders	12/30/11	$0.001324
VRDP Preferred Shareholders	1/03/12	$0.055493
MQT
Common Shareholders	12/30/11	$0.002341
AMPS Preferred Shareholders:
Series A	12/19/11	$0.24
Series B	12/27/11	$0.26
Series C	12/05/11	$0.24
Series D	12/06/11	$1.02

[1]

Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital gains for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

All other net investment income distributions paid by MYD, MQY and MQT during the taxable year ended April 30, 2012 qualify as tax-exempt interest dividends for federal income tax purposes.

44	ANNUAL REPORT	APRIL 30, 2012

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Shareowner Services, LLC for MYD and MQT and Computershare Trust Company, N.A. for MQY (individually, the “Reinvestment Plan Agent” or together, the “Reinvestment Plan Agents”), in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agents are unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agents will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MQY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. Participants in MYD and MQT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan for shareholders of MYD and MQT should be directed to Computershare Shareowner Services, LLC, P.0. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242. For shareholders of MQY, all correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236, with overnight correspondence being directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	APRIL 30, 2012	45

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				96 RICs consisting of 96 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				96 RICs consisting of 96 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011

Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				96 RICs consisting of 96 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007

Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				96 RICs consisting of 96 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				96 RICs consisting of 96 Portfolios	The McClatchy Company (publishing); Bell South (telecommuni- cations); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	96 RICs consisting of 96 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				96 RICs consisting of 96 Portfolios	BlackRock Kelso Capital Corp. (business development company)

46	ANNUAL REPORT	APRIL 30, 2012

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				96 RICs consisting of 96 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				96 RICs consisting of 96 Portfolios	None

[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof. In 2011, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.

[2]

Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director, BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

			158 RICs consisting of 281 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			158 RICs consisting of 281 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

John F. Powers, who was a Director of the Funds, resigned as of February 21, 2012.

ANNUAL REPORT	APRIL 30, 2012	47

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]

Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Funds serve at the pleasure of the Board.

[2]	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

48	ANNUAL REPORT	APRIL 30, 2012

Officers and Directors (concluded)

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC
Princeton, NJ 08540

Custodians
The Bank of
New York Mellon[1]
New York, NY 10286

State Street Bank
and Trust Company[2]
Boston, MA 02110

Transfer Agent
Computershare Trust
Company, N.A.
Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Liquidity Providers and Remarketing Agents
Bank of America, N.A.[3]
New York, NY 10036

Morgan Stanley & Co. LLC[2]
New York, NY 10036

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For MYD and MQT.

[2]	For MQY.

[3]	For MYD.

ANNUAL REPORT	APRIL 30, 2012	49

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On August 11, 2010, the Manager announced that a derivative complaint had been filed by shareholders of MYD, on August 4, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc., and certain of the directors, officers and portfolio managers of MYD (collectively, the “Defendants”) as defendants. The complaint alleges, among other things, that the Defendants breached fiduciary duties owed to MYD and its Common Shareholders by redeeming AMPS at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by MYD as a result of the prior redemptions and injunctive relief preventing MYD from redeeming AMPS at their liquidation preference in the future.

On March 15, 2012, the Supreme Court of the State of New York, New York County, entered an order consolidating the above-referenced derivative complaint with another derivative complaint, containing almost identical allegations, already pending in that court. The court on March 15, 2012 also granted plaintiffs permission to file an amended complaint. On April 16, 2012, the plaintiffs filed a Consolidated Shareholder Derivative Complaint, which did not include MYD as a nominal defendant. Thus, MYD is no longer a nominal defendant in the derivative complaint.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:
Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

50	ANNUAL REPORT	APRIL 30, 2012

Additional Information (concluded)

General Information (concluded)

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	APRIL 30, 2012	51

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, including AMPS, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#MYQII-4/12-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund II, Inc.	$36,400	$35,800	$5,500	$3,500	$12,600	$12,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund II, Inc.	$18,100	$15,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2012.

(a)(1)

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2000, 2006 and 2006, respectively.

Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of April 30, 2012:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski	10	0	0	0	0	0
	$4.6 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	65	0	0	0	0	0
	$22.92 Billion	$0	$0	$0	$0	$0
Walter O’Connor	65	0	0	0	0	0
	$22.92 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of April 30, 2012:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Theodore R. Jaeckel, Jr.

A combination of market-based indices (e.g., Barclays Capital Muni Bond Index,

Standard & Poor’s Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Michael Kalinoski

A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond

Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits.

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  Messrs. Jaeckel, O’Connor and Kalinoski are each eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of April 30, 2012.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date: July 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date: July 2, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date: July 2, 2012